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                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

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                             FORM 8-K


                          CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported)
                          January 21, 1997




                   BAY VIEW CAPITAL CORPORATION
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      (Exact name of registrant as specified in its charter)



     Delaware                 0-17901               94-3078031
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 (State or other      (Commission File Number)    (IRS Employer
 jurisdiction of                                  Identification
 incorporation)                                         No.)




2121 South El Camino Real, San Mateo, California         94403
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(Address of principal executive offices)             (Zip Code)




Registrant's telephone number, including area code: (415)573-7300
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                               N/A
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  (Former name or former address, if changed since last report.)
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Item 5.   Other Events.

     On January 21, 1997, Bay View Capital Corporation ("Bay View"), the parent holding company of Bay View Federal Bank, California Thrift & Loan and Bay View Securitization Corporation, issued the press release attached hereto as Exhibit 99.1 and incorporated by reference herein announcing the execution of an Agreement and Plan of Reorganization, dated January 21, 1997, by and among Bay View, BV Acquisition Corp., a wholly-owned first tier transitory subsidiary of Bay View, and EXXE Data Corporation ("EXXE"), the parent corporation of Concord Growth Corporation ("CGC"). The Agreement provides for the merger of BV Acquisition Corp. with and into EXXE, with EXXE as the surviving corporation (the "Merger"). EXXE will then be liquidated, with its assets transferred to and liabilities assumed by Bay View. It is currently anticipated that upon completion of the liquidation of EXXE, CGC will be held as a first tier subsidiary of Bay View.

     Under the Agreement, the holders of (i) shares of the common stock of EXXE ("EXXE Common Stock"), (ii) shares of Series B redeemable convertible cumulative participating preferred stock of EXXE, (iii) warrants to purchase shares of EXXE Common Stock, and (iv) options to purchase shares of EXXE Common Stock issued pursuant to the 1993 EXXE Data Corporation Stock Plan (the "EXXE Options" will be entitled to receive in the aggregate (A) $19,797,619 in cash upon consummation of the Merger and (B) up to an additional $34.0 million in cash provided that CGC meets certain financial performance objectives during 1997, 1998, 1999 and 2000 and certain other conditions are met.

     Consummation of the Merger is subject to various conditions, including: (i) approval of the Merger by the stockholders of EXXE; (ii) approval of the Merger by the appropriate regulatory authorities; and (iii) satisfaction of certain other conditions.

     Simultaneous with the execution of the Agreement, each of the directors and certain executive officers of EXXE executed agreements to vote all shares of the capital stock of EXXE over which such persons have voting power or control for approval of the Agreement and the transactions contemplated thereby and not to sell such shares other than pursuant to the Merger or with the prior written consent of Bay View.

     The preceding description of the Agreement is qualified in its entirety by reference to the copy of the Agreement attached hereto as Exhibit 2 and incorporated herein by reference.

     Information regarding the Merger and certain other matters is contained in By View's 1996 Financial Review attached hereto as Exhibit 99.2 and incorporated herein by reference.


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Item 7.   Financial Statements and Exhibits

     (c)  Exhibits.

          2 Agreement and Plan of Rerganization, dated as of January 21, 1997, by and among Bay View Capital
                 Corporation, BV Acquisition Corp. and EXXE Data
                 Corporation.

          99.1 Press Release of Bay View Capital Corporation, dated January 21, 1997.

          99.2   1996 Financial Review
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                             SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                BAY VIEW CAPITAL CORPORATION



Date:  February 7, 1997        By: /s/ David A. Heaberlin
      --------------------        -------------------------------
                                   David A. Heaberlin
                                   Executive Vice President and
                                    Chief Financial Officer

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                          EXHIBIT INDEX



Exhibit
Number                       Description
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  2       Agreement and Plan of Rerganization, dated as of
          January 21, 1997, by and among Bay View Capital
          Corporation, BV Acquisition Corp. and EXXE Data
          Corporation

  99.1 Press release of Bay View Capital Corporation, dated January 21, 1997

  99.2    1996 Financial Review